Oconee Financial Corporation Notice of 2002 Annual Meeting _________________ Proxy Statement _________________

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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                Oconee Financial Corporation
(Name of Registrant as Specified in its Charter)

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OCONEE FINANCIAL CORPORATION

35 North Main Street
Watkinsville, Georgia  30677-0205

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 6, 2002

            The annual meeting of shareholders of Oconee Financial Corporation (the “Corporation “) will be held on Monday, May 6, 2002, at 7:30 p.m. at Oconee County Civic Center, 2661 Hog Mountain Road, Watkinsville, Georgia, for the purposes of considering and voting upon:

            1.            The election of 11 directors to constitute the Board of Directors to serve until the next annual meeting and until their successors are elected and qualified; and

            2.            Such other matters as may properly come before the meeting or any adjournment thereof.

            Only shareholders of record at the close of business on March 19, 2002 will be entitled to notice of and to vote at the meeting or any adjournment thereof.

            The Proxy Statement and a Proxy solicited by the Board of Directors are enclosed herewith.  Please sign, date and return the Proxy promptly in the enclosed business reply envelope.  If you attend the meeting you may, if you wish, withdraw your Proxy and vote in person.

            Also enclosed is a copy of the Corporation’s 2001 Annual Report.

                                                                                    By Order of the Board of Directors,

                                                                                    /s/ Jerry K. Wages

                                                                                    Jerry K. Wages
                                                                                    CORPORATE SECRETARY

April 19, 2002

PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY PROMPTLY SO THAT YOUR VOTE MAY BE RECORDED AT THE MEETING IF YOU DO NOT ATTEND PERSONALLY.

OCONEE FINANCIAL CORPORATION
35 North Main Street
Watkinsville, Georgia 30677-0205

PROXY STATEMENT

Shareholders’ Meeting

            This Proxy Statement is furnished in connection with the solicitation of Proxies by Oconee Financial Corporation (the “Corporation”) for use at the annual meeting of shareholders of the Corporation to be held on May 6, 2002, and any adjournment thereof, for the purposes set forth in the accompanying notice of the meeting. It is anticipated that this Proxy Statement and the accompanying Proxy will first be mailed to shareholders on or about April 19, 2002.

Revocation of Proxies

            Any Proxy given pursuant to this solicitation may be revoked by any shareholder who attends the meeting and gives verbal notice of his or her election to vote in person, without compliance with other formalities.  In addition, any Proxy given pursuant to this solicitation may be revoked prior to the meeting by delivering an instrument revoking it or a duly executed Proxy bearing a later date to the Secretary of the Corporation.  If the Proxy is properly completed and returned by the shareholder and is not revoked, it will be voted at the meeting in the manner specified thereon.  If the Proxy is returned but no choice is specified thereon, it will be voted for all the persons named below under the caption “Information about Nominees.”

Cost of Solicitation

            The expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be paid by the Corporation.  Copies of solicitation materials may be furnished to banks, brokerage houses, and other custodians, nominees and fiduciaries for forwarding to beneficial owners of shares of the Corporation’s Common Stock, par value $2.00 per share (the “Common Stock”), and normal handling charges may be paid for such forwarding service.  In addition to solicitations by mail, directors and regular employees of the Corporation may solicit Proxies in person or by telephone.

Voting Rights

            Each Proxy executed and returned by a shareholder will be voted as specified thereon by the shareholder.  If no specification is made, the Proxy will be voted “FOR” the approval of the proposal listed on the Proxy, including election of the nominees named herein to constitute the entire Board of Directors.

            For the sole Proposal, the election of directors, the affirmative vote of a plurality of the shares represented in person or by proxy at a meeting at which a quorum is present is required.

            A quorum is present when the holders of more than one-half of the shares outstanding and entitled to vote on the record date are present in person or by proxy.  An abstention or a broker non-vote would be included in determining whether a quorum is present at the meeting but would have no effect on the outcome of the vote for election of directors.  Management of the Corporation has no reason to believe that any nominee will not serve if elected.  All of the nominees are currently directors of the Corporation.  The Board of Directors recommends a vote “FOR” the proposed nomination and election of the individuals listed below, and the enclosed Proxy will be so voted unless the shareholder executing the

Proxy specifically votes against the election of nominees listed below or abstains from voting by marking the appropriately designated block on the Proxy.  If any nominee withdraws or for any reason is not able to serve as a director, the Proxy will be voted for such other person as may be designated by the Board of Directors as a substitute nominee, but in no event will the Proxy be voted for more than 11 nominees.

Beneficial Ownership of Securities

            The record of shareholders entitled to vote at the annual meeting was taken as of the close of business on March 19, 2002.  On that date, the Corporation had outstanding and entitled to vote 899,885 shares of Common Stock, each entitled to one vote per share.

            The following table provides the number of shares and percentage of outstanding shares of the Common Stock which were beneficially owned as of March 19, 2002, by:  (i) “persons” (as that term is defined by the SEC) who are known to the Corporation to be the beneficial owners of more than 5% of the Common Stock (the Corporation’s only class of voting securities); (ii) the present directors of the Corporation; (iii) the “named executive officers” of the Corporation (defined as the executive officers of the Bank and the Corporation whose salary and bonus together exceeded $100,000 during the 2001 fiscal year); and (iv) all directors and executive officers of the Corporation as a group.

Name of Beneficial Owner	Shares Beneficially Owned(1)	Percent of Class
G. Robert Bishop (2)	13,255	1.5%
Jimmy L. Christopher (3)	15	*
Douglas D. Dickens (4)	17,685	2.0%
Walter T. Evans, Sr. (5)	1,350	*
John A. Hale (6)	8,790	*
B. Amrey Harden (7)	4,000	*
Hardigree Properties, LLLP (8)	47,140	5.2%
Donald L. Jesweak (9)	400	*
Henry C. Maxey (10)	70	*
Carl R. Nichols (11)	625	*
Ann B. Powers (12)	15,270	1.7%
Jerry K. Wages (13)	325	*
Virginia S. Wells (14)	258,600	28.7%
All directors and executive officers as a group (12 persons)	320,385	35.6%

__________________

*        Less than 1%.

(1)       On April 16, 2001, the Board of Directors of the Corporation declared a 5-for-1 stock split payable to shareholders of record on May 8, 2001.   All share and per share amounts set forth in this Proxy Statement have been changed to reflect such stock split.

(2)      Includes 10,825 shares held jointly with his wife.  Also includes 1,130 shares held jointly with his sons; 800 shares held jointly in his wife’s name with his daughter; and 500 shares held jointly in his wife’s name with his son.  Mr. Bishop’s address is 1741 Experiment Station Road, Watkinsville, Georgia  30677.

(3)      Mr. Christopher’s address is 503 Mulberry Street, Watkinsville, Georgia  30677.

(4)      Includes 1,365 shares held jointly with his wife.  Also includes 16,320 shares held in the name of Dickens Farms, Inc.  Mr. Dickens’ address is 1071 Ray Church Road, Bishop, Georgia  30621.

(5)      Mr. Evans’ address is 1291 Evans Road, Watkinsville, Georgia  30677.

(6)      Includes 8,790 shares held jointly with his wife.  Mr. Hale’s address is 5750 Colham Ferry Road, Watkinsville, Georgia  30677.

(7)      Includes 4,000 shares held jointly with his wife.  Mr. Harden’s address is 1100 Briar Lakes Court, Watkinsville, Georgia  30677.

(8)      C.G. Hardigree, Jr. and Joyce C. Hardigree serve as general partners of Hardigree Properties, LLLP.  The address of Hardigree Properties, LLLP is 1660 Old Bishop Road, Watkinsville, Georgia  30677.

(9)      Includes 150 shares held jointly with his wife.  Also includes 250 shares held in the name of his wife jointly with his wife’s parents.  Mr. Jesweak’s address is 1001 Kings Court, Watkinsville, Georgia  30677.

(10)    Includes 20 shares held jointly with his wife.  Also includes 50 shares held in the name of Maxey Brothers, Inc. where he serves as President and has sole voting power over such shares.  Mr. Maxey’s address is 1181 Maxey Road, Bishop, Georgia  30621.

(11)    Includes 625 shares held by Donaldson, Lufkin & Jenrette Securities Corporation as custodian for the benefit of Mr. Nichols.  Mr. Nichols’ address is 850 Beaverdam Road, Winterville, Georgia  30683.

(12)    Includes 9,600 shares held jointly with her husband and 2,670 shares held by Ms. Powers as custodian for her minor son and daughter.  Ms. Powers’ address is 1051 Rose Creek Drive, Watkinsville, Georgia  30677.

(13)    Includes 325 shares held jointly with his wife.  Mr. Wages’ address is 1160 Station Drive, Watkinsville, Georgia  30677.

(14)    Includes 69,240 shares held jointly with her daughters and 33,420 shares held by a trust established under the will of Hubert H. Wells. Ms. Wells is a co-trustee under the will.  Ms. Wells’ address is 1170 Mountain Laurel Drive, Watkinsville, Georgia  30677.

Proposal

Election Of Directors

(Item Number 1 on the Proxy Card)

            The Amended and Restated Bylaws of the Corporation currently provide that the number of Directors shall be set by resolution of the Board of Directors or by the shareholders; provided, that no decrease in the number of directors shall have the effect of shortening the term of an incumbent director.  Currently, the Board of Directors consists of 11 directors. The term of office for directors, except in the case of earlier death, resignation, retirement, disqualification or removal, continues until the next annual meeting and until their successors are elected and qualified.

Information about Nominees for Directors and Executive Officers

            Directors and Executive Officers.  The following table sets forth the name of each director and executive officer of the Corporation, his or her age, positions held with the Corporation and a brief description of his or her principal occupation and business experience for the preceding five years.  Except as otherwise indicated, each director has been or was engaged in his or her present or last principal occupation, in the same or a similar position, for more than five years.  Directors are elected at each annual meeting of shareholders and hold office until the next annual meeting or until their successors are elected and qualified.

All of the following directors are nominees for the term to expire in 2003.

Name	Age	Business Experience
G. Robert Bishop	55

A director since 1991.  He is employed as Regional Office Manager of the State of Georgia Department of Natural Resources.  He is a member of the Audit, Executive, and Technology Committees of the Corporation.

Jimmy L. Christopher	61

A director since 2001. He is a self-employed Certified Public Accountant.  He is a member of the Audit, Bylaws, Insurance, Investment - Asset/Liability Management, and Personnel Committees of the Corporation.

Douglas D. Dickens	50

A director since 1989.  On April 11, 1997 he was elected Chairman of the Board of the Corporation.  Mr. Dickens is also President of Dickens Farms, Inc.  He is a member of the Budget, Executive, and Loan Committees of the Corporation.

Walter T. Evans, Sr.	72	A director since 1984, he is retired from Georgia Poultry Supply. He is a member of the Bylaws, Grievance, and Loan Committees of the Corporation.
John A. Hale	75

A director since 1982.  He was elected Vice Chairman of the Board on April 11, 1997.  Mr. Hale is retired as owner of Hale’s Dairy.  He is a member of the Audit, Budget, Executive, and Investment - Asset/Liability Management Committees of the Corporation.

B. Amrey Harden	47

A director since 1987, he has been President and Chief Executive Officer of the Corporation since 1994.  He served as Executive Vice President from 1987 through 1994.  He is a member of the Loan Committee of the Corporation.

Henry C. Maxey	60	A director since 1999. He is the President of Maxey Brothers, Inc. He is a member of the Grievance, Insurance, and Personnel Committees of the Corporation.
Carl R. Nichols	57

A director since 1998, he is the Owner and President of Nichols Land & Investment Company. He is a member of the Grievance, Insurance, and Investment - Asset/Liability Management Committees of the Corporation.

Ann B. Powers	54

A director since 1991, she is an Elementary School Art Teacher with the Oconee County Board of Education and a watercolor artist.  She is a member of the Bylaws, Investment - Asset/Liability Management, Personnel, and Technology Committees of the Corporation.

Jerry K. Wages	53

A director since 1994, he has also been Executive Vice President, Chief Financial Officer and Corporate Secretary since 1994.  He served as Senior Vice President and Chief Financial Officer from 1989 through 1994.  He is a member of the Investment - Asset/Liability Management, Loan, and Technology Committees of the Corporation.

Virginia S. Wells	60

A director since 1990, she is the President and CEO of Wells & Company Realtors, Inc., a property management and development company.  She is a member of the Budget, Executive, Loan, and Technology Committees of the Corporation.

            There are no family relationships among any directors and executive officers of the Corporation.

Meetings and Committees of the Board of Directors

            The Board of Directors of the Corporation held 15 meetings during 2001.  All of the directors attended at least seventy-five percent (75%) of the meetings of the Board and committees of the Board on which they sat during their tenure as directors.

            Audit Committee.  The Corporation has had an Audit Committee since its inception.  The directors currently serving on this Committee, until their successors have been elected or appointed and qualified are: Messrs. Bishop, Christopher, and Hale.  The Audit Committee held two meetings during the fiscal year 2001.  The Audit Committee is responsible for establishing the scope, frequency, and review of internal and external audits conducted by the Corporation’s certified public accountants and for providing policy and procedural direction for establishment and compliance to the Corporation’s internal routines and controls.

Executive Compensation

            The following table sets forth the annual and long-term compensation paid to the chief executive officer and each executive officer of the Bank and the Corporation whose salary and bonus exceeded $100,000 during the 2001 fiscal year and for the fiscal years ending December 31, 2000 and 1999.

Summary Compensation Table
Annual Compensation

Name and Principal Position	Year	Salary ($)	Bonus($)(1)	Other Annual Compensation ($)(2)

B. Amrey Harden President and Chief Executive Officer	2001 2000 1999	127,200 116,600 106,000	34,676 25,337 23,584	20,438 17,559 14,300
Jerry K. Wages Executive Vice President and Chief Financial Officer	2001 2000 1999	105,420 100,400 95,675	28,147 21,353 18,573	16,030 14,417 12,177
Donald L. Jesweak Senior Vice President and Senior Lending Officer	2001 2000 1999	97,400 93,000 88,710	28,863 20,839 19,777	14,906 13,199 11,385

_______________________
(1)           Includes incentive pay and bonuses.
(2)           Includes 401(k) matching and discretionary contributions from the Corporation.

Director Compensation

            Directors of the Bank received $500 per regularly scheduled Board meeting attended during 2001.  In addition, directors received $150 for specially called Board meetings and Committee meetings attended during 2001.  There is an overall annual fee cap of $12,000 per director.  Executive officers Harden and Wages do not receive director compensation.

Certain Relationships and Related Transactions

            The Corporation has had, and expects to have in the future, banking transactions in the ordinary course of business with, directors and officers of the Corporation and their associates, including corporations in which such officers or directors are shareholders, directors and/or officers, on the same terms (including interest rates and collateral) as then prevailing at the time for comparable transactions with other persons.  Such transactions have not involved more than the normal risk of collectibility or presented other unfavorable features.

Report of the Audit Committee

            The Audit Committee is comprised of three “independent” members, as defined by Sections 303.01(B)(2)(a) and (3) of the New York Stock Exchange listing standards.  The Audit Committee acts under a written charter that was initially adopted and approved by the Board of Directors in June 2000 and further revised by the Board of Directors in March 2001.

            The responsibilities of the Audit Committee include recommending to the Board of Directors an accounting firm to be engaged as independent accountants.  In addition, the Audit Committee is responsible for recommending to the Board of Directors that the financial statements be included in the Annual Report to shareholders.

            The Audit Committee has reviewed and discussed the audited financial statements with management.  The Audit Committee has discussed with Porter Keadle Moore, LLP the matters required to be discussed by SAS 61.  The Audit Committee has received the written disclosures and the letter from Porter Keadle Moore, LLP required by Independence Standards Board Standard No. 1, and has discussed with Porter Keadle Moore, LLP, its independence.  The Audit Committee has also considered whether the provision of non-audit services by the independent accountants is compatible with maintaining the auditor’s independence.

            Based on the review and discussion with Porter Keadle Moore, LLP for the fiscal year ended December 31, 2001, the Audit Committee recommended to the Board of Directors that the financial statements be included in the Annual Report on Form 10-KSB.

This report is respectfully submitted by the Audit Committee of the Board of Directors.

G. Robert Bishop
Jimmy L. Christopher
John A. Hale

Information Concerning the Corporation’s Accountants

            The certified public accounting firm of Porter Keadle Moore, LLP was the independent accountant for the Bank and the Corporation during the year ended December 31, 2001.  Representatives of Porter Keadle Moore, LLP are expected to be present at the annual meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions.  The Corporation anticipates that Porter Keadle Moore, LLP will be the Corporation’s accountants for the current fiscal year.

Audit Fees

            Porter Keadle Moore, LLP billed the Corporation aggregate fees of $43,883 for professional services rendered for the audit of financial statements for fiscal year 2001 and the reviews of financial statements included in Forms 10-QSB filed during fiscal year 2001.

All Other Fees

            Porter Keadle Moore, LLP billed the Companyaggregate fees of $48,191 for all other services rendered to it during fiscal year 2001.

Shareholders Proposals

            Proposals of shareholders intended to be presented at the Corporation’s 2003 Annual Meeting must be received by December 1, 2002,in order to be eligible for inclusion in the Corporation’s Proxy Statement and Proxies for that meeting.

Other Matters That May Come Before the Meeting

            Management of the Corporation knows of no matters other than those matters that should be presented for consideration and voting.  It is, however, the intention of the persons named as proxies in the enclosed Proxy to vote in accordance with their best judgment as to what is in the best interest of the Corporation.

Additional Information

            The Corporation will furnish without charge a copy of its Annual Report on Form 10-KSB filed with the SEC for the fiscal year ended December 31, 2001, including financial statements and schedules, to any record or any beneficial owner of the Common Stock as of March 19, 2002 who requests a copy of such Report.  Any request for the Report on Form 10-KSB should be in writing addressed to:

                                                Jerry K. Wages
                                                Executive Vice President & CFO
                                                Oconee Financial Corporation
                                                Post Office Box 205
                                                Watkinsville, Georgia  30677

Compliance with Section 16(a)

            Pursuant to Section 16(a) of the Securities Exchange Act of 1934, each executive officer, director and beneficial owner of 10% or more of the Corporation’s Common Stock is required to file certain forms with the Securities and Exchange Commission (“SEC”).  A report of beneficial ownership of the Corporation’s Common Stock on Form 3 is due at the time such person becomes subject to the reporting requirement and a report on Form 4 or 5 must be filed to reflect changes in beneficial ownership occurring thereafter.  In 2001 such reports were required to be filed with the SEC.  The Corporation believes that all filing requirements applicable to the Bank’s officers and directors were complied with during the 2001 fiscal year.

                                                                                    OCONEE FINANCIAL CORPORATION

                                                                                    By Order of the Board of Directors,

                                                                                    /s/ Jerry K. Wages

                                                                                    Jerry K. Wages
                                                                                    Corporate Secretary

April 19, 2002

COMMON STOCK OF OCONEE FINANCIAL CORPORATION

THIS PROXY IS SOLICITED BY THE BOARD OF
DIRECTORS FOR THE 2002 ANNUAL MEETING OF SHAREHOLDERS

                The undersigned hereby appoints Douglas D. Dickens and B. Amrey Harden or either of them, with power of substitution to each, the proxies of the undersigned to vote all of the undersigned’s shares of the Common Stock of Oconee Financial Corporation at the Annual Meeting of Shareholders of OCONEE FINANCIAL CORPORATION to be held at 7:30 p.m. at the Oconee County Civic Center, 2661 Hog Mountain Road, Watkinsville, Georgia, on May 6, 2002 and any adjournment thereof.

THE BOARD OF DIRECTORS FAVORS A VOTE “FOR” THE NOMINEES AND UNLESS INSTRUCTIONS TO THE CONTRARY ARE INDICATED IN THE SPACE PROVIDED, THE PROXY WILL BE SO VOTED.

1.

 Election of Nominees          Nominees:  G. Robert Bishop, Jimmy L. Christopher, Douglas D. Dickens, Walter T. Evans, Sr., John A. Hale, B. Amrey Harden, Henry C. Maxey, Carl R. Nichols, Ann B. Powers, Jerry K. Wages, and Virginia S. Wells.

FOR the nominees listed to the right ☐	WITHHOLD AUTHORITY to vote for all nominees ☐
WITHHOLD AUTHORITY to vote for an individual nominee ☐
Write name(s) below: ____________________________

2.             Such other matters as may properly come before the meeting or any adjournment thereof.

It is understood that this proxy confers discretionary authority in respect to matters now known or determined at the time of the mailing of the notice of the meeting to the undersigned.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders dated April 19, 2002 and the Proxy Statement furnished therewith.

_______________________________, 2002 Dated and signed ____________________________________ Signature ____________________________________ Signature

(Signature(s) should agree with the name(s) hereon.  Executors, administrators, trustees, guardians and attorneys should so indicate when signing.  For joint accounts, each owner should sign.  Corporations should sign their full corporate name by a duly authorized officer.)

This proxy is revocable at or at any time prior to the meeting.

Please sign and return this proxy in the accompanying prepaid envelope.